Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Viropro Inc, (the "Company") on Form 10-QSB for the period ending May 31 , 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Lee, acting as Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard Lee

_______________________________

Richard Lee, Sole Director and Officer

(acts as Chief Executive Officer and Principal Accounting Officer)

Date:  July 12, 2004